UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 9, 2013

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

385 Bell Street, Dubuque, Iowa		52001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  563-556-7730

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2013, Flexsteel Industries, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”), at which our shareholders approved the Flexsteel Industries, Inc. Cash Incentive Compensation Plan. The full text of the Cash Incentive Compensation Plan is attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 28, 2013, and is incorporated herein by reference.

In addition, at the Annual Meeting on December 9, 2013, the Company’s shareholders approved the Flexsteel Industries, Inc. Long-Term Incentive Compensation Plan. The full text of the Long-Term Incentive Compensation Plan is attached as Appendix B to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 28, 2013, and is incorporated herein by reference.

In addition, at the Annual Meeting on December 9, 2013, the Company’s shareholders approved the Flexsteel Industries, Inc. Omnibus Stock Plan. The full text of the Omnibus Stock Plan is attached as Appendix C to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 28, 2013, and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on December 9, 2013. The proposals were as follows:

1.	To elect four (4) Class III Directors to serve until the year 2016 Annual Meeting and until their respective successors have been elected and qualified or until their earlier resignation, removal or termination.

The result of the voting on the foregoing proposal was as follows:

Proposal		For	Withheld	Broker Non-Votes
I.	Election of Directors
	Nominee
	Jeffrey T. Bertsch	5,104,709	205,296	0
	Lynn J. Davis	5,096,246	213,759	0
	Eric S. Rangen	4,872,295	437,710	0
	Nancy E. Uridil	4,896,968	413,037	0

2.	The voting results on a non-binding advisory vote to approve executive compensation are set forth below:

For	Against	Abstain	Broker Non Votes
5,129,051	164,597	16,357	0

3.	The voting results on a non-binding advisory vote on the frequency of future advisory votes on executive compensation are set forth below:

3 years	2 years	1 year	Abstain
2,663,379	53,975	1,998,743	593,908

The Company adopted three years, as selected by its shareholders, as the frequency for the non-binding advisory vote on the compensation of the Company’s named executive officers.

4.	The voting results to approve the Cash Incentive Compensation Plan are set forth below:

For	Against	Abstain	Broker Non Votes
5,164,463	130,963	14,579	0

5.	The voting results to approve the Long-term Incentive Compensation Plan are set forth below:

For	Against	Abstain	Broker Non Votes
4,844,480	450,312	15,213	0

6.	The voting results to approve the Omnibus Stock Plan are set forth below:

For	Against	Abstain	Broker Non Votes
3,800,108	1,493,426	16,471	0

Item 9.01  Financial Statements and Exhibits.

Exhibit 10.1      Form of Notification of Award for the Cash Incentive Compensation Plan.

Exhibit 10.2      Form of Notification of Award for the Long-Term Incentive Compensation Plan.

Exhibit 10.3      Form of Notification of Award for incentive stock options issued under the Omnibus Stock Plan.

Exhibit 10.4      Form of Notification of Award for non-qualified stock options issued under the Omnibus Stock Plan.

Exhibit 10.5      Form of Notification of Award for director non-qualified stock options issued under the Omnibus Stock Plan.

Exhibit 10.6      Form of Notification of Award for restricted stock units issued under the Omnibus Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date: December 12, 2013	By:	/s/ Timothy E. Hall
Timothy E. Hall Senior Vice President-Finance, CFO, Treasurer and Secretary Principal Financial and Accounting Officer